UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): March 10, 2011

KAIBO FOODS COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-149294	42-1749358
(Commission File Number)	(IRS Employer Identification No.)

Rm. 2102 F & G, Nan Fung Centre, 264-298 Castle Peak Rd.
Tsuen Wan, N.T., Hong Kong
(Address of principal executive offices and zip code)

+852 2412 2208
(Registrant's telephone number including area code)

CFO Consultants, Inc.
(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            OTHER EVENTS.

On March 10, 2011, Kaibo Foods Company Limited (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada for the purpose of effecting the Company's previously announced 1 for 16.09 reverse stock split, whereby every sixteen and nine one hundredths (16.09) shares of the Company’s issued and outstanding common stock were combined into one (1) share of issued and outstanding common stock (the "Reverse Split"). No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

The Financial Industry Regulatory Authority, or FINRA, has neither advised the Company as to when trading of the Company's common stock on the Over-the-Counter Bulletin Board on a split-adjusted basis will begin, nor what the Company’s new ticker symbol will be.  The Company will file a Current Report on Form 8-K announcing this information when it becomes available.

The Reverse Split has no impact on shareholders' proportionate equity interests or voting rights in the Company or the par value of the Company's common stock, which will remain unchanged at $0.001 per share. However, following the Reverse Split, the CUSIP number of the Company's common stock is now 48300L 109.

In addition to setting forth the terms of the Reverse Split, the Amendment also (i) increased the total number of authorized shares of capital stock of the Company from 75,000,000 to 600,000,000 shares of common stock; (i) provided for a class of 2,000,000 shares of blank check preferred stock; (iii) elected not to be governed by the business combination statute under the Nevada Private Corporations Law; and (iv) changed the name of the Company to “Kaibo Foods Company Limited.”  For a more complete description of the Amendment and the effects of the Amendment, as well as the Company’s recently amended bylaws, please refer to the Company’s Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on February 11, 2011.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The amended corporate Bylaws are attached hereby as Exhibit 3.2.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.:	Description:

3.1	Articles of Incorporation, as amended on March 10, 2011

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFO CONSULTANTS, INC.

By:	/s/ Joanny Kwok
Name	Joanny Kwok
Title:	Chief Executive Officer

Dated: March 14, 2011

Exhibit Index

Exhibit No.:	Description:

3.1	Articles of Incorporation, as amended on March 10, 2011

3.2	Amended and Restated Bylaws